SHORT-TERM INCOME FUND

	Class A	Class C
Ticker Symbol(s)	SRHQX	STCCX

Principal Funds, Inc. Summary Prospectus March 1, 2010 amended May 19, 2010 and June 16, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at
www.principalfunds.com/investor/forms/prospectuses.htm. You can also get this information at no cost by calling
1-800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Class A, B, and C shares dated
March 1, 2010, as supplemented on March 1, 2010, March 17, 2010, May 19, 2010, and June 16, 2010, and the
Statement of Additional Information dated March 1, 2010, as supplemented on March 17, 2010, May 3, 2010, May 19,
2010, and June 16, 2010, (which may be obtained in the same manner as the Prospectus).

Objective: The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Principal
Funds, Inc. More information about these and other discounts is available from your financial professional and in
“Choosing a Share Class” and “The Costs of Investing” beginning on pages 259 and 232, respectively, of the Fund’s prospectus and “Multiple Class Structure” beginning on page 116 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases	2.25%	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00%	1.00%
(as a percentage of dollars subject to charge)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the year ended October 31, 2009	Class A	Class C
Management Fees	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	0.15%	1.00%
Other Expenses	0.20%	0.19%
Total Annual Fund Operating Expenses	0.83%	1.67%
Expense Reimbursement	0.00%	0.00%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.83%	1.67%

Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending
February 28, 2011. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95% for Class A and 1.67% for Class C shares.

Principal Funds, Inc.	Short-Term Income Fund
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$308	$484	$675	$1,227
Class C	$270	$526	$907	$1,976

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$308	$484	$675	$1,227
Class C	$170	$526	$907	$1,976

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).
A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
40.8% of the average value of its portfolio.

Investor Profile: The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Principal Investment Strategies

The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor’s Rating Service or Baa3 or higher by Moody’s Investors Service, Inc. or, if unrated, in the opinion of Edge Asset Management, Inc. (“Edge”) of comparable quality. Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may invest in preferred securities. The Fund may enter into dollar roll transactions, which may involve leverage. The Fund may utilize derivative strategies, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Derivative strategies may include certain options transactions, financial futures contracts, swaps, currency forwards, and related options for purposes such as earning income and enhancing returns, managing or adjusting the risk profile of the Fund, replacing more traditional direct investments, or obtaining exposure to certain markets. This Fund may be used as part of a fund of funds strategy.

Short-Term Income Fund	Principal Funds, Inc.
1-800-222-5852

Principal Risks

The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses. Certain Fund transactions, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).

Real Estate Securities Risk. Real estate securities (including real estate investment trusts ("REITs")) are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the Fund invests.

Underlying Fund Risk. An underlying fund to a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Principal Funds, Inc.	Short-Term Income Fund
www.principalfunds.com

Performance

The following information provides an indication of the risks of investing in the Fund. The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations November 1, 1993. The predecessor fund’s performance between 1996 and 2005 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	3.96%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-1.87%

Average Annual Total Returns

For the periods ended December 31, 2009		1 Year	5 Years	10 Years
Class A Return Before Taxes		8.42%	3.43%	4.43%
Class A Return After Taxes on Distributions		7.10%	2.09%	2.85%
Class A Return After Taxes on Distribution and Sale of Fund Shares		5.44%	2.13%	2.83%
Class C Return Before Taxes		8.95%	3.11%	3.88%
Citigroup Broad Investment-Grade Credit 1-3 Years (reflects no deduction for fees, expenses, or taxes)		11.04%	4.73%	5.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Class C shares.

Short-Term Income Fund	Principal Funds, Inc.
1-800-222-5852

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):
Edge Asset Management, Inc.
•	John R. Friedl (since 2010), Portfolio Manager
•	Ryan P. McCann (since 2010), Portfolio Manager
•	Scott J. Peterson (since 2010), Portfolio Manager
•	Brian L. Placzek (since 2010), Head of Fixed Income, Portfolio Manager

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):
•	Initial Investment	$1,000
	• For accounts with an Automatic Investment Plan (AIP)	$100
•	Subsequent Investments	$100
	• For accounts with an AIP, the subsequent automatic investments must total $1200 annually if the initial
	$1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024; calling us at 800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's Web site for more information.

Principal Funds, Inc.	Short-Term Income Fund
www.principalfunds.com